UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Lakeshore Drive
Suite 160
Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

(469) 250-1185
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On November 19, 2019, the Audit Committee of the Board of Directors of RumbleOn, Inc. (the “Company”) engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective November 19, 2019. Also, effective November 19, 2019, the Audit Committee of the Board of Directors of the Company dismissed Scharf Pera & Co., PLLC (“Scharf Pera”) as the Company’s independent registered public accounting firm.

Scharf Pera audited the Company’s financial statements as of and for the years ended December 31, 2017 and December 31, 2018. Scharf Pera's reports on the Company’s financial statements as of and for the years ended December 31, 2017 and December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with Scharf Pera's audits of the Company’s financial statements as of and for the years ended December 31, 2017 and December 31, 2018 and the subsequent interim period through November 19, 2019, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Scharf Pera on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scharf Pera, would have caused Scharf Pera to make a reference to the subject matter thereof in connection with its reports on the Company's financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Scharf Pera a copy of this Form 8-K and requested that Scharf Pera provide the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures.  A copy of such letter is attached as Exhibit 16.1 to this report.

During the years ended December 31, 2017 and December 31, 2018, and through the subsequent interim period as of November 19, 2019, neither the Company, nor any party on its behalf, consulted with Grant Thornton regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written reports or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Scharf Pera & Co., PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: November 22, 2019	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer

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